SUPPLEMENT DATED JUNE 7, 2012
TO
TO PROSPECTUSES DATED APRIL 29, 2011
FOR SUN LIFE FINANCIAL MASTERS ACCESS NY, SUN LIFE FINANCIAL MASTERS CHOICE NY,
SUN LIFE FINANCIAL MASTERS FLEX NY, AND SUN LIFE FINANCIAL MASTERS EXTRA NY

AND TO PROSPECTUS DATED MAY 1, 2003
FOR MFS REGATTA EXTRA NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

The Board of Trustees of the MFS Growth Portfolio (“Growth Portfolio”) and the MFS Mid Cap Growth Portfolio (“Mid Cap Growth Portfolio”) approved, subject to shareholder approval, the proposed reorganization of the Growth Portfolio into the MFS Growth Series (“Growth Series”) and the Mid Cap Growth Portfolio into the MFS Mid Cap Growth Series (“Mid Cap Growth Series”).  It is expected that shareholder approval will be sought at a shareholder meeting to be held in August, 2012.

If shareholders approve the proposal relating to the reorganizations, then, on or about August 17, 2012, all of the assets of the Growth Portfolio will be transferred to the Growth Series and shareholders of the Growth Portfolio will receive shares of the Growth Series in exchange for their Growth Portfolio shares. And, all of the assets of the Mid Cap Growth Portfolio will be transferred to the Mid Cap Growth Series and shareholders of the Mid Cap Growth Portfolio will receive shares of the Mid Cap Growth Series in exchange for their Mid Cap Growth Portfolio shares.

In light of the proposed transaction, both the Growth Portfolio and the Mid Cap Growth Portfolio will be closed for new and subsequent investments effective as of the close of business on or about August 15, 2012.

Please retain this supplement with your prospectus for future reference.